Cowen and Company 5 th Annual Ultimate Energy Conference December 1, 2015 Exhibit 99.1

Forward Looking Statements
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com
or through the SEC’s Electronic Data Gathering
and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and/or at the end of this presentation.

Contract Drilling
•
High quality fleet of land drilling rigs
including 161 APEX
®
rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the nine months ended September 30, 2015

Pressure
Pumping
38%
Oil &
Natural
Gas
1%
Contract
Drilling
61%
Components of Revenue

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
Strong reputation for regional
knowledge and efficient operations
•
Concentrated footprint provides
economies of scale

Patterson-UTI reported results for the nine months ended September 30, 2015
Pressure
Pumping
38%
Oil &
Natural
Gas
1%
Contract
Drilling
61%
Components of Revenue

Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15

PATTERSON-UTI ENERGY INC.

Scaling The Business
Scaling our business effectively is key to our success…
…both in upturns and downturns

Patterson-UTI U.S. rig count and U.S. drilling staff size through November 17, 2015
Rig Count
Drilling Staff Size
Patterson-UTI U.S. Rig Count vs. U.S. Drilling Staff Size

Managing Supply Chain

•
Sourcing and Supply Security
–
Negotiated critical cost elements for
both Drilling and Pressure Pumping
–
Solidified availability of strategic
commodities
•
Reduced Costs in 2015
–
Sand costs down 25% -
35%
–
Sand hauling costs down 25% -
35%
–
Pump parts costs down 15% -
20%
–
Chemical costs down as much as 40%

PATTERSON-UTI
DRILLING COMPANY LLC

PATTERSON-UTI
ENERGY INC.

Contract Drilling

High Quality Drilling Rigs 8 161 APEX ® Rigs 128 30 3 APEX ® Rig Fleet by Drawworks Horsepower 1500hp 1000hp 2000hp

Majority of Adjusted EBITDA
from APEX
®
Rigs
*Adjusted EBITDA contribution by rig class excluding early termination revenues for the nine months ended September 30, 2015.

APEX
®
Other
Electric
Mechanical
Adjusted EBITDA Contribution by Rig Class

The APEX-XK
®
•
Enhanced X-Y mobility
–
Walk with full set-back of pipe in mast
–
More efficient rig up / rig down
–
Walking times average 45 minutes for
10’ –
15’ well spacing
•
Advanced environmental spill control
integrated into drilling floor
•
Reduced number of truck loads for
rig moves
•
53 APEX-XK 1500
®
and four APEX-
XK 1000™
rigs in fleet
http://patenergy.com/drilling/technology

PATTERSON-UTI
RIG 247
APEXXK 1500

PATTERSON-UTI ENERGY INC.

APEX-XK ® Integrated Walking System 11

APEX-XK ® Rig Walking on Pad 12 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK ® Rig 12

West Texas
19 Rigs
Large Geographic Footprint
PTEN’s Active Rig Count by Region
as of November 24, 2015
Appalachia
22 Rigs
East Texas
8 Rigs
Mid-Continent
8
Rigs
Rockies
8 Rigs
South Texas
12 Rigs
North Dakota
11 Rigs

Canada
2 Rigs
http://patenergy.com/

Pressure Pumping

Modern Pumping Equipment 15 - 10 Years 25% 5 >10 Years 5% < 5 Years 70% 4 Years Average Age Frac Horsepower by Age

Modern Pumping Equipment

Modern triplex pumps defined as being placed in service within the last seven years.
Quintuplex
80%
Modern
Triplex
15%
Legacy
Triplex
5%
Frac Horsepower by Pump Type
1
Million
Horsepower

Southwest Region:
Northeast Region:
Fracturing horsepower: 663,800
Other horsepower: 32,165
Fracturing horsepower: 353,800
Other horsepower: 55,400
Market Concentration Provides Economies of Scale
Pressure Pumping Areas
Horsepower distribution as of September 30, 2015

35%
65%
Frac Horsepower

Technology Focused
PropLogic™ Sand Management System

•
Fully enclosed well-site sand
management system
•
More accurate than conventional
sand trailers/bins
•
More efficient use of proppant as
less sand is wasted

Technology Focused
PowderStim
®
Dry Friction Reducer

•
System hydrates powder form of
friction reducer directly into the
fluid stream
•
Logistically safer and more
efficient compared to liquefied
friction reducers
•
Successful with both fresh water
and heavy brines
•
More cost effective by utilizing
produced water

Technology Focused
Comprehensive Lab Services

•
Ability to test vendors’ chemicals
enhances quality controls
•
Unique in-house friction flow loop
test assembly for faster test
results
•
In-house lab services are faster
and more cost efficient than
outsourcing

Strong Financial Position

Investing in Our Company

$598
$637
$445
$453
$976
$1,012
$974
$662
$1,229
$700
<$200
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
Year End
Capital Expenditures and Acquisitions
($ in millions)
2015 and 2016 Capital expenditure forecast as of October 22, 2015

Strong Financial Position
4.97% Series A notes
Due October 5, 2020
4.27% Series B notes
Due June 14, 2022
Bank Term Loans
Maturing September 27, 2017

* Debt and equity balances as of September 30, 2015.  $265 million of bank term loans includes quarterly payments totaling $10 million in the fourth quarter of 2015 and $63.8 million in total for 2016.
Capital Structure
($ in Millions)
25%
Debt/
Total Cap
Stockholder’s
Equity
$300
$300
$265
$2,631

Total Liquidity

* Cash and debt balances as of September 30, 2015.  $265 million of bank term loans includes quarterly payments totaling $10 million in the fourth quarter of 2015 and $63.8 million in total for 2016.
•
$76.5 million cash
•
$500 million revolver availability
•
Of $865 million debt
–
$265 million matures September 2017
–
$300 million matures October 2020
–
$300 million matures June 2022
$ in Millions
Line of Credit Availability
Cash
$500
$76

Why Invest in Patterson-UTI Energy?
•
High Quality Assets
–
161 APEX
®
rigs comprised primarily of
1500 horsepower and pad capable rigs
–
Creating value through focus on well
site execution
•
Technology leader
–
Leader in walking rigs for pad drilling
–
Innovator in deploying latest
technologies for pressure pumping
•
Financially flexible
–
Strong balance sheet
–
History of share buybacks
–
Dividends
–
Scalable business structure

Cowen and Company December 1, 2015 5 th Annual Ultimate Energy Conference

Additional References

Three Months Ended
September 30,
Nine Months Ended
September 30,
2015
2014
2015
2014
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
(225,978)
$
15,976
$(235,828)
$
105,081
Income tax expense (benefit)
(112,452)
7,556
(120,452)
50,403
Net interest expense
8,931
6,759
26,120
20,812
Depreciation, depletion, amortization and impairment
332,151
237,825
689,457
538,573
Impairment
of
goodwill
124,561
-
124,561
-
Adjusted EBITDA
$
127,213
$
268,116
$
483,858
$
714,869
Total revenue
$
422,251
$
845,628
$1,552,711
$2,281,072
Adjusted EBITDA margin
30.1%
31.7%
31.2%
31.3%
Adjusted EBITDA by operating segment:
Contract drilling
$
123,500
$
202,804
$
431,523
$
557,674
Pressure pumping
11,791
62,795
73,211
157,913
Oil and natural gas
3,508
11,449
12,247
29,423
Corporate and other
(11,586)
(8,932)
(33,123)
(30,141)
Consolidated Adjusted EBITDA
$
127,213
$
268,116
$
483,858
$
714,869
(1)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense.
We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs.
We present margin because we believe it to be the
component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures

Non-GAAP Financial Measures
2014
2013
2012
2011
2010
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
162,664
$
188,009
$
299,477
$
322,413
$
116,942
Income tax expense (benefit)
91,619
108,432
176,196
187,938
72,856
Net interest expense (income)
28,846
27,441
22,196
15,465
11,098
Depreciation, depletion, amortization and impairment
718,730
597,469
526,614
437,279
333,493
Net
impact of discontinued operations
-
-
-
(209)
1,778
Adjusted EBITDA
$
1,001,859
$
921,351
$
1,024,483
$
962,886
$
536,167
Total revenue
$
3,182,291
$
2,716,034
$
2,723,414
$
2,565,943
$
1,462,931
Adjusted EBITDA margin
31.5%
33.9%
37.6%
37.5%
36.7%
(1) The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted
EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we
believe
it
provides
additional
information
with
respect
to
both
the
performance
of
our
fundamental
business
activities
and
our
ability
to
meet
our
capital
expenditures
and
working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We
define margin as revenues less direct operating costs.
We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)